UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2025

_______________________________

BioCryst Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 14, 2025, BioCryst Pharmaceuticals, Inc. (the “Company”) announced that the U.S. Food and Drug Administration (“FDA”) has accepted its new drug application for the use of once-daily ORLADEYO® (berotralstat) oral granules in pediatric patients with hereditary angioedema (“HAE”) aged 2 to 11 years. The FDA also granted priority review of the application, with a Prescription Drug User Fee Act (“PDUFA”) target action date of September 12, 2025.

The Company also announced that it has filed its line extension application for the use of ORLADEYO oral granules in patients with HAE aged 2 to 11 years with the European Medicines Agency. Additional regulatory filings are planned in other global territories, including Japan and Canada.

On May 14, 2025, the Company issued a press release announcing the events described in this Item 8.01. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding future results, performance or achievements and statements relating to ORLADEYO performance. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include: the Company’s ability to successfully implement or maintain its commercialization plans for ORLADEYO; the Company’s ability to successfully progress its development plans as described herein, including meeting the expected timelines; ongoing and future preclinical and clinical development of product candidates may take longer than expected and may not have positive results; the outcome of preclinical testing and early clinical trials may not be predictive of the success of later clinical trials, and interim results of a clinical trial do not necessarily predict final results; the commercial viability of ORLADEYO for use in pediatric patients with HAE aged 2 to 11 years, including its ability to achieve sustained market acceptance; and the FDA, European Medicines Agency or other applicable regulatory agency may not approve ORLADEYO for use in pediatric patients with HAE aged 2 to 11 years within the timeframe expected, or at all, may ultimately determine that there are deficiencies in the development program or execution thereof, may require additional information or studies, may disagree with our safety and efficacy conclusions, may impose certain restrictions, warnings, or other requirements, may impose a clinical hold with respect to ORLADEYO, or may withhold, delay, or withdraw market approval for ORLADEYO. Please refer to the documents the Company files periodically with the Securities and Exchange Commission, specifically the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which identify important factors that could cause the actual results to differ materially from those contained in the Company’s forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 14, 2025 entitled “BioCryst Announces FDA Acceptance of NDA for ORLADEYO® (berotralstat) Oral Granules in Patients with Hereditary Angioedema Aged 2 to 11 Years”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: May 14, 2025	By:	/s/ Alane Barnes
Alane Barnes
Chief Legal Officer